Exhibit 10.20

Agricultural Technology Cooperation Agreement

          Party A:   Sorghum Institute, Shanxi Academy of Agricultural Science
          Party B:   Jinzhong Deyu Agriculture Trading Co., Ltd.

          This AGRICULTURAL TECHNOLOGY COOPERATION AGREEMENT (“Agreement”) is entered into this 24th day of August, 2008 by and between Sorghum Institute, Shanxi Academy of Agricultural Science (“Party A”) and Jinzhong Deyu Agriculture Trading Co., Ltd. (“Party B”).

WITNESSETH

          WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the agricultural technology cooperation between Party A and Party B;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements as set forth below, it is hereby covenanted and agreed by both parties as follows:

          1.  Party A shall utilize its technology advantages in new variety cultivation and planting to provide best plant varieties and technical support to Party B;

          2. Party B shall utilize its advantages in capital, market and human resources to accelerate the industrialization of Party A’s new plant variety and technology development;

          3.  Based on specific needs, the parties shall participate in joint project research programs in various forms. All the research funds involved in these programs shall be separately negotiated and contracted by the parties;

          4.  The parties shall jointly build a scientific research and cultivation station in Party A’s Xiuwen Experimental Center to develop new technology and plant species;

          5.  Party A shall be compensated with certain amount of technology fees based on the new technology and plant species used by Party B.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective as of the date first above written upon the signature and seals by both parties.

Party A:   Sorghum Institute, Shanxi Academy of Agricultural Science
         By:  /s/ Senlin Tian
                 Senlin Tian

Party B:   Jinzhong Deyu Agriculture Trading Co., Ltd.
        By:   /s/ Junde Zhang
                 Junde Zhang